Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): February 27, 2006




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         6201 Bristol Parkway
                    Culver City, California 90230
                 (213) 627-8878 Fax: (310) 215-0404



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)


















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
SECTION  1.   Registrant's Business and Operations              Not Applicable

SECTION  2.   Financial  Information                            Not  Applicable

SECTION  3.   Securities and Trading Markets                    Not  Applicable

SECTION  4.   Matters Relating to Accountants and Financial Statements

SECTION  5.  Corporate governance and Management                Not  Applicable

SECTION  6.  Reserved                                           Not  Applicable

SECTION  7.  Regulation FD

         Item 7.01 Regulation Full Disclosure

On February 27, 2006, the registrant issued a press release announcing the result of shareholders vote at the 2006 annual shareholder meeting.

SECTION  8:  Other Events

At the annual meeting of the shareholders, held on Saturday, February 25, 2006, the following individuals were elected to serve as directors of the company until the next annual meeting: Andrew Smith, Ludlow Creary, James Truher and Marcellina Offoha. Anthony C. Dike, was re-elected for another three year term.

SECTION  9:  Financial Statements and Exhibits                   Not Applicable

Item 9.01  Financial Statements and Exhibits

c.    Exhibits

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -  A copy of the press release of February 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date:  February 27, 2006              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)














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

                                    EXHIBIT 99.1
FOR  IMMEDIATE  RELEASE:  6AM(EST) Monday, February 27,  2006


CONTACT:  Anthony C. Dike, MD (Chairman & CEO)
          Meridian Holdings,  Inc
          213-627-8878
          www.meho.com
          -----------------

                   MERIDIAN HOLDINGS, INC. HOLDS ANNUAL MEETING

Culver City, California--At the annual meeting of Meridian Holdings, Inc., (OTC BB: "MRDH"), which was held on Saturday, February 25, 2006, the following individuals were elected to serve as directors of the company until the next annual meeting: Andrew Smith, Ludlow Creary, James Truher and Marcellina Offoha. Anthony C. Dike, was re-elected for another three year term.

Additionally, shareholders ratified the reappointment of Madsen Associates CPA, Inc., as the independent auditor for the fiscal year ending December 31, 2005 and re-approved the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for fiscal year 2006.

A copy of the company's Notice of Annual Meeting and Proxy Statement, which details each of the aforementioned approved proposals, may be viewed on the SEC's EDGAR System at www.sec.gov.
                          -----------
Also, shareholders who attended the meeting were given a presentation about the recently announced Meridian Health Systems Association Health Plan initiative with the Los Angeles Hispanic Health Network.

About  Los  Angeles  Hispanic  Health  Network
A "Mutual Benefit Corporation" that is organized and managed by appointed and/or contracted directors of The Los Angeles Metropolitan Hispanic Chambers of Commerce ("LAMHCC") for the purposes of providing a voluntary associations of various individuals, organizations and institutions to provide affordable health services for employers, employees, individuals and their families.

About  Meridian  Health  Systems  and  Meridian  Holdings,  Inc.
Meridian Health Systems is a healthcare services division of Meridian Holdings, Inc., which has developed a wide variety of health care services programs both in the continental United States and abroad.

Meridian Holdings, Inc. is a Healthcare Services and Technology Company. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise and synergistic business opportunity. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. Visit Meridian's web site at www.meho.com.
                           ------------

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological, and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.
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